INVESTOR PRESENTATION April 2026 EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “confident,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital on attractive terms, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated growth prospects of PROPWR, including the demand for its services, types of customers and the ability to secure long-term contracts, the ability to obtain financing on attractive terms, the ability to procure additional equipment, timely receipt of such equipment and successful deployment and anticipated benefits of the PROPWR business line, including its expected financial contribution to our results of operations. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to conflict in the Middle East region, including the Iran War, the Russia-Ukraine war, and events in Venezuela, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 3 This presentation references "Adjusted EBITDA," "Free Cash Flow," and “Free Cash Flow for Completions Business,” which are not financial measures presented in accordance with GAAP. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit) and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets and businesses, (ii) stock- based compensation, (iii) business acquisition contingent consideration adjustments, (iv) other expense (income), (v) other unusual or nonrecurring (income) expenses such as impairment expenses, costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (vi) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We define Free Cash Flow for Completions Business as net cash provided by operating activities less net cash used in investing activities plus net cash used in operating activities for PROPWR plus net cash used in investing activities for PROPWR. We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow and Free Cash Flow for Completions Business. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA, Free Cash Flow or Free Cash Flow for Completions Business in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA, Free Cash Flow and Free Cash Flow for Completions Business may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Selected Financial & Non-GAAP Reconciliations Non-GAAP Reconciliation Three Months Ended (in thousands) March 31, 2026 December 31, 2025 Net (loss) income ($3,643) $742 Depreciation and amortization 40,614 41,246 Interest expense 2,664 2,587 Income tax (benefit) expense (5,672) 4,217 Loss (gain) on disposal of assets (740) (1,239) Stock-based compensation 4,671 4,251 Business acquisition contingent consideration adjustments (500) 100 Other income, net (1,386) (1,464) Other general and administrative expenses, net -- 155 Retention bonus and severance expense 385 391 Adjusted EBITDA $36,393 $50,986 Non-GAAP Reconciliation Three Months Ended Twelve Months Ended (in thousands) March 31, 2026 December 31, 2025 December 31, 2025 December 31, 2024 Net Cash provided by Operating Activities $2,733 $81,044 $231,607 $252,295 Net Cash used in Investing Activities (40,863) (38,786) (149,811) (155,099) Free Cash Flow (FCF) ($38,130) $42,258 $81,796 $97,196 Net Cash used in Operating Activities – PROPWR business 8,308 3,032 9,038 370 Net Cash used in Investing Activities – PROPWR business 26,714 52,797 99,345 -- Free Cash Flow for Completions Business ($3,108) $98,087 $190,179 $97,566 Three Months Ended Twelve Months Ended (in thousands) March 31, 2026 December 31, 2025 December 31, 2025 December 31, 2024 Capital Expenditures Paid (1) $43,364 $64,232 $186,316 $140,297 Less: Capital expenditures included in accounts payable and accrued liabilities – beginning of period (28,095) (50,509) (14,695) (21,604) Add: Capital expenditures included in accounts payable and accrued liabilities – end of period 31,754 28,095 28,095 14,695 Add: Capital expenditures related to financed equipment purchases 38,005 29,280 81,130 -- Add: Capital expenditures financed by operating lease landlord -- -- 350 -- Capital Expenditures Incurred $85,028 $71,098 $281,196 $133,388 (1) This table reconciles cash basis capital expenditures reported in the condensed consolidated statements of cash flows to accrual basis capital expenditures reported in the earnings release dated April 30, 2026. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 4 ProPetro’s Investment Thesis Sustainable completions free cash flow and growing PROPWR℠ earnings Over $1B invested since 2022 in a refreshed asset base, new technology, and diversified service offering PROPWR business anchored by contracts — across data center, industrial, and oil and gas applications Pure-play completions exposure to the Permian Basin, one of the world’s leading regions for hydrocarbon production Superior field performance for blue-chip E&P customers Innovating to meet growing demand through FORCE® electric hydraulic fracturing fleets and PROPWR offering © 2026 ProPetro Holding Corp. All Rights Reserved. ProPetro has built a proven business that is profitable through market cycles. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 5 NYSE PUMP 1Q26 Revenue $271M 1Q26 Adjusted EBITDA(1) $36M Headquartered in Midland, Texas (1) Adjusted EBITDA is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliations” slide. M for millions. Leading energy services provider to blue-chip oil and gas producers in the Permian Basin Provider of completions and power generation services Innovating to meet the demand for FORCE® electric hydraulic fracturing fleets Expanding to meet various electricity needs with PROPWR, a comprehensive power generation solution EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 6 Our Strategy and Execution Optimize and industrialize Strategic transactions Fleet transition and innovative technologies Strong financial foundation Power generation opportunity Generate durable earnings and free cash flow EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 7 Land of Reliable Energy Midland, Texas Corporate Headquarters and primary operating facilities T H E P E R M I A N B A S I N PERMIAN BASIN The Permian Basin is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas. • ProPetro is strategically located in and levered to the Permian, with 100% of its completions business revenue coming from this region. Sources: EIA. ~40% of US oil production ~86,000 square miles EXHIBIT 99.2

8 (In millions except %’s and per share data) TOTAL REVENUE NET INCOME (LOSS) EARNINGS PER SHARE(1) ADJUSTED EBITDA(2)(3) CASH FLOW FROM OPERATIONS FREE CASH FLOW FOR COMPLETIONS BUSINESS(2) TOTAL LIQUIDITY(4) 1Q26 $271 ($4) ($0.03) $36 $3 ($3) $289 4Q25 $290 $1 $0.01 $51 $81 $98 $205 -7% ($5) ($0.4) (29%) ($78) ($101) $84 1Q26 working capital headwinds consumed approximately $32 million in cash, whereas working capital tailwinds in 4Q25 were an approximately $35 million source of cash Adjusted EBITDA(2) less incurred completions capex of $14 million was $23 million in 1Q26 A Strategy Yielding Results (1) Earnings per share metrics are calculated using a fully diluted share count of 106M and 117M for 4Q25 and 1Q26, respectively. (2) Adjusted EBITDA and Free Cash Flow for Completions Business are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliation” slide. (3) Inclusive of operating lease expense related to FORCE® fleets of $17M and $16M for 4Q25 and 1Q26, respectively. (4) Inclusive of cash and available capacity (availability) under our revolving credit facility as of the period end. ProPetro’s first quarter results once again demonstrated the resiliency of our business model. Despite weather-related disruptions that impacted activity and profitability, we delivered positive financial results in our completions business, particularly when measured by Adjusted EBITDA less incurred capital expenditures. These results highlight the strength of our industrialized model, which is the result of strategic investments, disciplined asset deployment, and rigorous cost management. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 9 Recent PROPWR Milestones Secured Strategic Framework Agreement with Caterpillar, Inc. This agreement enables PROPWR to acquire up to approximately 2.1 gigawatts of additional power generation capacity over the next five years. When combined with the approximately 550 megawatts previously ordered, and upon the successful delivery of assets under this agreement, PROPWR is positioned to have approximately 2.6 gigawatts of power generation capacity delivered by year-end 2031 and fully deployed in 2032. Scaling up multiple project deployments in the first half of 2026, building on the strong operational efficiency and reliability demonstrated by the megawatts already in service. Expect data center and industrial power opportunities will occupy a higher share of our overall capacity — characterized by higher-capacity deployments and longer-term contracts — as we actively negotiate additional agreements amid accelerating demand for reliable, low-emission power solutions. In advanced contract negotiations for approximately 100 megawatts to support oil and gas microgrid projects, with deployments expected later this year. Strengthened PROPWR funding through multiple sources — including completions free cash flow, our recent equity raise, and flexible financing facilities. Given the recent increase in orders, we continue to actively pursue low-cost, flexible financing to support PROPWR’s growth and scalability. Achieved major advancements representing several hundred megawatts of high-potential data center opportunities, in a select portion of our data center commercial pipeline. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 10 ~0.3 ~0.5 ~0.8 ~1.2 ~1.7 ~2.2 ~2.6 2026 2027 2028 2029 2030 2031 2032 Illustrative Deployed GWs at Year End Potential PROPWR Growth I l l u s t r a t i v e P R O P W R D e p l o y e d G i g a w a t t G r o w t h Note: There is typically a 6- to 12-month delay between delivery and deployment of equipment to allow for thorough testing and ensure field readiness. Gigawatts (GWs) already delivered, ordered or available under strategic framework agreement with Caterpillar EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 11 The Next Generation Frac Fleet • Majority of ProPetro’s active hydraulic horsepower is secured under contracts • Dual-fuel and electric technology differentiates ProPetro’s fleet in the industry • Lower capital intensity with higher operating efficiency • FORCE® electric fleets: − Fuel savings through electrification − Improved completions efficiency − Extended asset life • Tier IV DGB dual-fuel fleets: − Natural gas cost savings − Lower emissions • Direct Drive gas frac units: − Fuel savings through burning 100% natural gas − Extended asset life − Complementary to Tier IV DGB dual-fuel fleets Fleet Transformation to Match Customer Adoption 2021 2022 2023 2024 2025 2026e Tier II Diesel Tier IV DGB Dual-Fuel Electric Frac Fleet Configuration Note: “e” indicates management estimate. (1) Targeted direct drive frac unit investments will be deployed to select Tier IV DGB dual-fuel fleets in 2026, reducing future capital needs for conventional fleet investments and refurbishments. (1) EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 12 FORCE® Fleet Performance Four FORCE® fleets operating under contract Lower emissions, quiet operations, and smaller operational footprint Significant fuel savings and 100% diesel displacement L E A D I N G T E C H N O L O G Y D E L I V E R I N G V A L U E Extended equipment lifespan and reduced operating expenses EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 13 240 260 280 300 320 340 -$20 $20 $60 $100 $140 $180 $220 2023 2024 2025 A ve ra ge P er m ia n B as in R ig C o u n t Fr ee C as h F lo w f o r C o m p le ti o n s B u si n es s $ M Free Cash Flow for Completions Business Average Permian Basin Rig Count Industrialized Completions Business In a declining rig count environment, ProPetro’s legacy completions business — hydraulic fracturing, cementing, and wireline — is generating sustainable free cash flow to support PROPWR’s growth. C O M P L E T I O N S B U S I N E S S F R E E C A S H F L O W V S . P E R M I A N R I G C O U N T (2)(1) (1) Free Cash Flow for Completions Business is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliation” slide. (2) Average Permian Basin rig count, sourced from Baker Hughes. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 14 Customer focused and team driven Based in the resource-rich Permian Basin Transitioning to efficient and more capital-light frac fleets Proven results year-after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Driving the next generation of sustainable solutions with PROPWR Who We Are EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 15 Committed to Shareholder Value Creation Board of DirectorsCompany Management Phillip A. Gobe Independent Chairman of the Board Anthony Best Independent Director, Audit Committee Chair Michele Vion Independent Director, Compensation Committee Chair Spencer D. Armour III Independent Director G. Larry Lawrence Independent Director Alex Volkov Independent Director Adam Muñoz President and Chief Operating Officer Jody Mitchell General Counsel Sam Sledge Chief Executive Officer & Director Mary Ricciardello Independent Director Caleb Weatherl Chief Financial Officer Shelby Fietz Chief Commercial Officer O U R L E A D E R S H I P Celina Davila Chief Accounting Officer Mark Berg Independent Director, Nominating & Corporate Governance Committee Chair Note: Spencer D. Armour III will retire from the Board of Directors at the end of his term concurrent with the Annual Meeting on May 19, 2026. EXHIBIT 99.2

© 2026 ProPetro Holding Corp. All Rights Reserved. 16 Investor Contacts INVESTOR RELATIONS MATT AUGUSTINE Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS One Marienfeld Place 110 North Marienfeld, Suite 300 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2